Exhibit 99.1

SVES, an Off-Price Apparel Distribution Company, Announces Plans to Go Public via Merger with Relativity Acquisition Corp.

●	SVES has entered into a business combination agreement with Relativity Acquisition Corp. (NASDAQ: RACY)

●	The combined company, which will be named SVES, Inc., will have an implied Pro-forma enterprise value of approximately $707.25 million, assuming no further redemptions by Relativity’s public stockholders prior to the business combination

NEW YORK, NY, Feb. 13, 2023 (GLOBE NEWSWIRE) -- SVES LLC, SVES GO, LLC, SVES CP LLC and SVES Apparel LLC (collectively, “SVES” or the “Company”), an Off-price Apparel distribution company based in Florida, and Relativity Acquisition Corp. (NASDAQ: RACY) (“Relativity”), a special purpose acquisition company, today announced they have entered into a definitive business combination agreement.  Upon closing of the proposed transaction, the combined company (the “Combined Company”) will operate under the name “SVES, Inc.” and intends to apply to be listed on NASDAQ Stock Exchange under the new ticker symbol “SVES.”

Company Overview

SVES was founded in 2017 to fill a critical gap in the retail supply chain by providing full-price retail fashion brands an efficient and effective way to monetize overstocked items. Today, the Company is a leader in its space, and a key intermediary connecting full-price brands with off-price retailers which are able to sell inventory that would otherwise be sold or disposed of by full-price brands at a significant loss.

SVES’ differentiated business model includes a deep, two-sided buyer-seller network built up through longstanding industry relationships and revolutionary sorting capabilities that drive superior customer service and operational efficiency. These advantages have allowed SVES to unlock significant value for its customers by removing critical time- and labor-intensive steps in the process of preparing off-price retail products for sale. SVES’ customer base includes a number of leading off-price retailers in the United States and abroad, supported by multiple warehousing locations in the US and Europe.

Following the business combination, SVES will continue to be led by its highly experienced leadership team of growth experts, including Timothy J. Fullum, Co-Founder and Chief Executive Officer; Salomon Murciano, Co-Founder and President; and Aron From, Chief Financial Officer.

Management Comments

“We are excited to partner with Relativity in this business combination, and look forward to the new opportunities it unlocks to generate significant value for the stockholders of the Combined Company,” said Timothy J. Fullum, Co-Founder and Chief Executive Officer of SVES LLC. “This merger and entry into the public markets will bring us access to a much larger pool of capital which will help us continue to leverage the tailwinds of a compelling high-growth industry.”

“Partnering with Relativity is an important step which we expect will only increase our ability to scale our asset-light business model,” said Salomon Murciano, Co-Founder and President of SVES LLC. “We believe that the access to capital following this transaction will enable SVES to execute on its core roadmap, continue to reduce environmental impacts in the fashion supply chain and achieve meaningful growth milestones as we grow alongside our customers, suppliers and partners.”

Tarek Tabsh, Chief Executive Officer of Relativity Acquisition Corp., said: “We are very pleased to support SVES in its transition to the public markets and expect this transaction will drive meaningful value creation for our stockholders. After carefully exploring a long list of potential transactions, we are thrilled to back a company which stood head-and-shoulders above any other candidate due to its impressive historic growth, strong margin profile and veteran management team which brings a clear vision for the combined company’s future. We believe the Company’s unique business model provides significant value to all its customers, while providing an efficient and profitable mechanism for SVES to access an attractive and high-growth end-market. We look forward to seeing our combined company thrive in the public markets going forward.”

Transaction Overview

Under the terms of the Merger Agreement, the transaction is valued at an estimated pro-forma enterprise value of approximately $707.25 million, is expected to close in Q3 2023 and is subject to approval by Relativity’s stockholders and other customary closing conditions.

Advisors

A.G.P./Alliance Global Partners is serving as financial advisor to Relativity. McCarter & English, LLP is serving as legal advisor to SVES and Ellenoff Grossman & Schole LLP is serving as legal advisor to Relativity.

About SVES

SVES LLC, SVES GO, LLC, SVES CP LLC and SVES Apparel LLC (collectively, “SVES”)  is a leading wholesale distributor of discount and off-price fashion. SVES delivers differentiated garment and accessory assortments to major off-price retailers in North America and Europe. The SVES management team is led by off-price industry veterans, including Co-Founders Timothy J. Fullum and Salomon Murciano.

About Relativity Acquisition Corp.

Relativity Acquisition Corp. is a blank check company sponsored by Relativity Acquisition Sponsor LLC, a Delaware limited liability company, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The management team and board of directors are composed of veteran cannabis and finance industry executives, led by Founder, Chairman and CEO Tarek Tabsh.

Additional Information and Where to Find It

In connection with the business combination, Relativity intends to file a Registration Statement on Form S-4 (the “Form S-4”) with the United States Securities and Exchange Commission ( the “SEC”), which will include a preliminary prospectus with respect to its securities to be issued in connection with the business combination and a preliminary proxy statement with respect to Relativity’s stockholder meeting at which Relativity’s stockholders will be asked to vote on the proposed business combination. Relativity and SVES urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC, because these documents will contain important information about the proposed business combination. After the Form S-4 has been filed and declared effective, Relativity will mail the definitive proxy statement/prospectus to stockholders of Relativity as of a record date to be established for voting on the business combination. Relativity stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Relativity Acquisition Corp., 3753 Howard Hughes Parkway, Suite 200 Las Vegas, Nevada 89169; e-mail: info@relativityacquisitions.com. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in the Solicitation

Relativity and its directors and officers may be deemed participants in the solicitation of proxies of Relativity’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Relativity’s executive officers and directors in the solicitation by reading Relativity’s final prospectus filed with the SEC on February 14, 2022, the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Relativity’s participants in the solicitation, which may, in some cases, be different from those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This press release does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Relativity and SVES or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Forward Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release, are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release except as required by law.

Contact Information

Relativity Acquisition Corp.
Email: info@relativityacquisitions.com
Website: www.relativityacquisitions.com
Press Inquiries: rosie@mattio.com

SVES
Aron From
Chief Financial Officer
Email: aron@sves.com
Phone: (212) 375-6179

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